Berwyn Cornerstone Fund (the “Fund”)
Ticker Symbol: BERCX

A series of Investment Managers Series Trust

Supplement dated April 28, 2017, to the
Prospectus and Statement of Additional Information (“SAI”),
each dated March 1, 2017, as supplemented.

Chartwell Investment Partners, LLC, the Fund’s investment advisor (the “Advisor”), has agreed to extend its voluntary agreement to limit the Fund’s total annual expenses through June 30, 2017. Accordingly, the following paragraph replaces any inconsistent information regarding “Fund Expenses” in the Fund’s Prospectus and Statement of Additional Information:

The Advisor has voluntarily agreed to waive a portion of its fees and/or to reimburse the Berwyn Cornerstone Fund for expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) above 1.15% through June 30, 2017, and the Advisor will not seek recoupment of any advisory fees waived or expenses absorbed during such period.

Please retain this Supplement with your records.